Exhibit 3.377

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:27 AM 03/12/2012
FILED 10:23 AM 03/12/2012
SRV 120298039 – 5122296 FILE

CERTIFICATE OF FORMATION

OF

TIME WARNER CABLE ENTERPRISES LLC

This Certificate of Formation of Time Warner Cable Enterprises LLC (the “Company”) is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.

1. The name of the Company is Time Warner Cable Enterprises LLC.

2. The address of the registered office of the Company in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of the Company’s registered agent at such address is The Corporation Trust Company.

3. This Certificate of Formation shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned, an authorized person of the Company, has executed this Certificate of Formation this 12th day of March, 2012.

/s/ Riina Tohvert
Riina Tohvert,
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 09/28/2012
FILED 11:50 AM 09/28/2012
SRV 121079298 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is TWE GP Holdings LLC, a Delaware limited liability company.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:01 a.m. on September 30, 2012.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:13 PM 09/28/2012
FILED 12:13 PM 09/28/2012
SRV 121079382 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED PARTNERSHIP INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 17-211(c) of the Delaware Revised Uniform Limited Partnership Act and Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited partnership being merged into the surviving limited liability company is Time Warner Entertainment Company, L.P., a Delaware limited partnership.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:01 a.m. on September 30, 2012.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 09/28/2012
FILED 12:14 PM 09/28/2012
SRV 121079348 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is Time Warner Cable LLC, a Delaware limited liability company.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:02 a.m. on September 30, 2012

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:13 PM 09/28/2012
FILED 12:15 PM 09/28/2012
SRV 121079364 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED PARTNERSHIP INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 17-211(c) of the Delaware Revised Uniform Limited Partnership Act and Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited partnership being merged into the surviving limited liability company is Time Warner Cable San Antonio, L.P., a Delaware limited partnership.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:03 a.m. on September 30, 2012.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:12 PM 09/28/2012
FILED 12:16 PM 09/28/2012
SRV 121079337 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC CORPORATION INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264 of the Delaware General Corporation Law and Title 6, 18-209 of the Delaware Limited Liability Company Act

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the corporation being merged into the surviving limited liability company is Time Warner Cable Holdings Inc., a Delaware corporation.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:06 a.m. on September 30, 2012.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any stockholder of any domestic corporation or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:13 PM 09/28/2012
FILED 12:17 PM 09/28/2012
SRV 121079376 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED PARTNERSHIP INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 17-211(c) of the Delaware Revised Uniform Limited Partnership Act and Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited partnership being merged into the surviving limited liability company is Time Warner Cable of Southeastern Wisconsin, L.P., a Delaware limited partnership.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of 12:07 a.m. on September 30, 2012.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of September, 2012.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 10/29/2013
FILED 05:59 PM 10/29/2013
SRV 131248358 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is Time Warner NY Cable LLC, a Delaware limited liability company.

Third:	The agreement of merger has been approved and executed by each of the business entities which is to merge.

Fourth:	The merger is to become effective as of 12:01 a.m. on November 1, 2013.

Fifth:	An agreement of merger is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company which is to merge.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of October, 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

AM 17767362.4

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 10/29/2013
FILED 07:30 PM 10/29/2013
SRV 131248396 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is Time Warner Cable Internet Holdings II LLC, a Delaware limited liability company.

Third:	The agreement of merger has been approved and executed by each of the business entities which is to merge.

Fourth:	The merger is to become effective as of 12:02 a.m. on November 1, 2013.

Fifth:	An agreement of merger is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company which is to merge.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of October, 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ Satish Adige
Satish Adige
Senior Vice President, Investments

AM 24569265.1

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 10/29/2013
FILED 07:31 PM 10/29/2013
SRV 131248494 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is TWC Wireless Holdings I LLC, a Delaware limited liability company.

Third:	The agreement of merger has been approved and executed by each of the business entities which is to merge.

Fourth:	The merger is to become effective as of 12:03 a.m. on November 1, 2013.

Fifth:	An agreement of merger is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company which is to merge.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of October, 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ David A. Christman
David A. Christman Senior Vice President, Deputy General Counsel, Corporate and Assistant Secretary

AM 17783983.4

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 10/29/2013
FILED 07:32 PM 10/29/2013
SRV 131248518 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is TWC Wireless Holdings II LLC, a Delaware limited liability company.

Third:	The agreement of merger has been approved and executed by each of the business entities which is to merge.

Fourth:	The merger is to become effective as of 12:03 a.m. on November 1, 2013.

Fifth:	An agreement of merger is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company which is to merge.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of October, 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ David A. Christman
David A. Christman Senior Vice President, Deputy General Counsel, Corporate and Assistant Secretary

AM 17797531.4

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:30 PM 10/29/2013
FILED 07:33 PM 10/29/2013
SRV 131248531 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 6, 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the limited liability company being merged into the surviving limited liability company is TWC Wireless Holdings III LLC, a Delaware limited liability company.

Third:	The agreement of merger has been approved and executed by each of the business entities which is to merge.

Fourth:	The merger is to become effective as of 12:03 a.m. on November 1, 2013.

Fifth:	An agreement of merger is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company which is to merge.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 28th day of October, 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ David A. Christman
David A. Christman Senior Vice President, Deputy General Counsel, Corporate and Assistant Secretary

AM 17797544.4

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:33 AM 12/31/2013
FILED 11:22 AM 12/31/2013
SRV 131493198 – 5122296 FILE

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC CORPORATION INTO

A DOMESTIC LIMITED LIABILITY COMPANY

Pursuant to Title 8, Section 264 of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act.

First:	The name of the surviving limited liability company is Time Warner Cable Enterprises LLC, a Delaware limited liability company.

Second:	The name of the corporation being merged into the surviving limited liability company is TWEAN Holdings Inc., a Delaware corporation.

Third:	The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fourth:	The merger is to become effective as of December 31, 2013.

Fifth:	An agreement of merger or consolidation is on file at a place of business of the surviving Delaware limited liability company, and the address thereof is c/o Time Warner Cable Inc., 60 Columbus Circle, New York, NY 10023.

Sixth:	A copy of the agreement of merger or consolidation will be furnished by the surviving limited liability company, on request, without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

IN WITNESS WHEREOF, said surviving limited liability company has caused this certificate to be signed by an authorized person, this 30th day of December 2013.

TIME WARNER CABLE ENTERPRISES LLC, a Delaware limited liability company

By:	/s/ David A. Christman
David A. Christman
SVP & Assistant Secretary

America 9140397.4